SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 8, 2002
(Date of earliest event reported)

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-25687	94-3219054

(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1400 Seaport Boulevard
Redwood City, CA
(Address of principal executive offices)

94063
(zip code)

(650) 480-8000
(Registrant’s telephone number, including area code)

Item 7. Exhibits.

99.1	Press Release, dated January 8, 2002.

Item 9. Regulation FD Disclosure

         On January 8, 2002, the Registrant issued a press release relating to preliminary second quarter fiscal 2002 results and a conference call related thereto, a copy of which is filed herewith as Exhibit 99.1.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ Alan Black

	Name: Title:	Alan Black Senior Vice President, Corporate Affairs, Chief Financial Officer and Treasurer

Date: January 8, 2002

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated January 8, 2002.